Exhibit 99.1

You may not tender your existing notes until the exchange offers formally commence, and this Form of Letter of Transmittal is not intended to be a means to tender your existing notes. Upon commencement of the exchange offers, a finalized Letter of Transmittal will be provided that you may then use in tendering your existing notes.

FORM OF

LETTER OF TRANSMITTAL

Offers to Exchange

its 10.00% Convertible Senior Notes due 2018

for

any and all of its outstanding 4.50% Convertible Senior Notes due 2015

(CUSIP No. 470355AF5)

and

any and all of its outstanding 3.125% Senior Convertible Notes due 2018

(CUSIP No. 470355AH1)

Pursuant to the Prospectus dated _______, 2013

(as the same may be amended or supplemented

from time to time, the “Prospectus”)

THE EXCHANGE OFFERS AND WITHDRAWAL AND REVOCATION RIGHTS WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON _______, 2013, UNLESS THE EXCHANGE OFFERS ARE EXTENDED.

THIS LETTER OF TRANSMITTAL SHOULD BE COMPLETED, SIGNED AND SENT TOGETHER WITH ALL OTHER DOCUMENTS, INCLUDING YOUR CERTIFICATES FOR EXISTING NOTES (AS DEFINED HEREIN), TO U.S. BANK NATIONAL ASSOCIATION, AS EXCHANGE AGENT AND INFORMATION AGENT (THE “INFORMATION AND EXCHANGE AGENT”) AT ONE OF THE ADDRESSES SET FORTH BELOW. DELIVERY OF THIS LETTER OF TRANSMITTAL OR OTHER DOCUMENTS TO AN ADDRESS OTHER THAN AS SET FORTH BELOW DOES NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO JAMES RIVER COAL COMPANY (THE “COMPANY”) WILL NOT BE FORWARDED TO THE INFORMATION AND EXCHANGE AGENT AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO THE DEPOSITORY TRUST COMPANY (“DTC”) WILL NOT CONSTITUTE VALID DELIVERY TO THE INFORMATION AND EXCHANGE AGENT.

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The Information and Exchange Agent for the Exchange Offers is:

U.S. Bank National Association

  By Hand, Registered or Certified Mail or Overnight Courier:

U.S. Bank National Association

Attention: Specialized Finance

60 Livingston Avenue

Mail Station—EP-MN-W52N

St. Paul, Minnesota 55107-2292

By Facsimile:

(651) 495-8158

Confirm by Telephone or for More Information:

(800) 934-6802

All capitalized terms used herein, but not otherwise defined herein shall have the meanings ascribed to them in the Prospectus.

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The undersigned hereby acknowledges receipt of the Prospectus and this Letter of Transmittal (as the same may be amended or supplemented from time to time, this “Letter of Transmittal”), of James River Coal Company (the “Company”), which together describe the offers of the Company to exchange (1) up to $_______ aggregate principal amount of our 10.00% Convertible Senior Notes due 2018 (the “New Notes”) for any and all of our outstanding 4.50% Convertible Senior Notes due 2015 (CUSIP No. 470355AF5) (the “Existing 2015 Notes”) and (ii) up to $_______ aggregate principal amount of our New Notes for any and all of our outstanding 3.125% Convertible Senior Notes due 2018 (CUSIP No. 470355AH1) (the “Existing 2018 Notes” and collectively with the Existing 2015 Notes, the “Existing Notes”) upon the terms and subject to the conditions described in the Prospectus and this Letter of Transmittal. The instructions contained herein and in the Prospectus should be read carefully before completing this Letter of Transmittal. The exchange offer relating to the Existing 2015 Notes is referred to as the “2015 Exchange Offer,” the exchange offer relating to the Existing 2018 Notes is referred to as the “2018 Exchange Offer,” and they are collectively referred to as the “Exchange Offers.”

In exchange for each $1,000 principal amount of Existing 2015 Notes that is tendered and accepted, holders of Existing 2015 Notes will receive $_______ principal amount of New Notes. In exchange for each $1,000 principal amount of Existing 2018 Notes that is tendered and accepted, holders of Existing 2018 Notes will receive $_______ principal amount of New Notes.

In all cases, the Company will make appropriate adjustments to avoid exchanges of Existing Notes in a principal amount other than $1,000 and integral multiples of $1,000 and issuances of New Notes in a principal amount other than $1,000 or integral multiples of $1,000. The aggregate principal amount of New Notes to be issued to any holder in the Exchange Offers will be rounded to the nearest $1,000. Any fractional portion of New Notes will be paid in cash.

All holders whose Existing Notes are validly tendered and accepted will also receive a cash payment equal to the accrued and unpaid interest on their Existing Notes accepted for exchange from the last applicable interest payment date to but excluding the settlement date.

No guaranteed delivery procedures are being offered in connection with the Exchange Offers. You must deliver your Existing Notes and this Letter of Transmittal to the Information and Exchange Agent by the Expiration Date to participate in the Exchange Offers.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AND EXCHANGE AGENT.

In lieu of physically completing and signing the Letter of Transmittal and delivering it to the Information and Exchange Agent, DTC participants that have the Existing Notes credited to their DTC account and held of record by DTC’s nominee may electronically transmit their acceptance of the applicable Exchange Offer through the DTC Automated Tender Offer Program (“ATOP”), for which the Exchange Offers will be eligible. In accordance with ATOP procedures, DTC will then verify the acceptance of the applicable Exchange Offer and send an agent’s message to the Information and Exchange Agent for its acceptance. An agent’s message is a message transmitted by DTC, and received by the Information and Exchange Agent, which states that DTC has received an express acknowledgement from you that you have received the exchange offer documents and agree to be bound by the terms and conditions described in the Prospectus and set forth in this Letter of Transmittal, and that the Company may enforce this Letter of Transmittal against you. Such holders are not required to submit a Letter of Transmittal.

Delivery of documents to DTC does not constitute delivery to the Information and Exchange Agent. If you desire to tender your Existing Notes through DTC, you must allow sufficient time for completion of the ATOP procedures during the normal procedures of DTC. The Company will have the right, which may be waived, to reject the defective tender of Existing Notes as invalid and ineffective.

Holders whose Existing Notes are held by DTC should be aware that DTC may have deadlines earlier than the Expiration Date for DTC to be advised of the action that you may wish for them to take with respect to your Existing Notes and, accordingly, such holders are urged to contact DTC as soon as possible in order to determine DTC’s applicable deadlines.

To effect a valid tender of Existing Notes through the completion, execution and delivery of this Letter of Transmittal, the undersigned must complete, as applicable, the tables entitled “Description of Existing Notes Tendered” and “Description of Existing 2018 Notes Tendered” below and sign this Letter of Transmittal where indicated.

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New Notes issued in partial or full exchange for Existing Notes in the Exchange Offers will be delivered in book-entry form by deposit with DTC and only to the DTC account of the undersigned or the undersigned’s custodian as specified in the table below, and any cash payments for accrued and unpaid interest from the last applicable interest payment date to but excluding the settlement date on any Existing Notes accepted in the Exchange Offers and any cash payments for fractional portions of New Notes to be issued in the Exchange Offers will be made by deposit of funds with DTC (unless specified otherwise in the “Special Payment and/or Issuance Instructions” or “Special Delivery Instructions” below). DTC will transmit the New Notes and cash payments to the holders. Failure to provide the information necessary to effect delivery of New Notes will render a tender defective and the Company will have the right, which it may waive, to reject such tender.

List below the Existing Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts of the Existing Notes being tendered on a separately executed schedule and affix the schedule to this Letter of Transmittal.

DESCRIPTION OF EXISTING 2015 NOTES TENDERED
(See Instruction 4)
CERTIFICATES ENCLOSED (attach signed list if necessary)

		Principal	Principal
		Amount of	Amount of
Name(s) and Address(es) of		Existing 2015	Existing 2015
Registered Holder(s)	Certificate	Notes	Notes
(Please fill in blank)	Number(s)	Represented	Tendered*

Total Principal Amount Tendered:

DESCRIPTION OF EXISTING 2018 NOTES TENDERED
(See Instruction 4)
CERTIFICATES ENCLOSED (attach signed list if necessary)

		Principal	Principal
		Amount of	Amount of
Name(s) and Address(es) of		Existing 2018	Existing 2018
Registered Holder(s)	Certificate	Notes	Notes
(Please fill in blank)	Number(s)	Represented	Tendered*

Total Principal Amount Tendered:
* Unless otherwise indicated, it will be assumed that the entire aggregate principal amount represented by the Existing Notes specified above is being tendered.

The names and addresses of the holders should be printed exactly as they appear on the certificates representing Existing Notes tendered hereby. The Existing Notes and the principal amount of Existing Notes represented that the undersigned wishes to tender should be indicated in the appropriate boxes.

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HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW NOTES IN EXCHANGE FOR EXISTING 2015 NOTES AND/OR IN EXCHANGE NEW NOTES FOR EXISTING 2018 NOTES PURSUANT TO THE EXCHANGE OFFERS MUST VALIDLY TENDER (AND NOT PROPERLY WITHDRAW) THEIR EXISTING NOTES PRIOR TO 11:59 P.M., NEW YORK CITY TIME, ON _______, 2018, UNLESS THE EXCHANGE OFFERS ARE EXTENDED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE “EXPIRATION DATE”).

YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW OR THE APPROPRIATE INTERNAL REVENUE SERVICE FORM W-8.

This Letter of Transmittal is to be used by holders if certificates representing Existing Notes are to be physically delivered to the Information and Exchange Agent herewith by holders.

The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offers.

The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus and this Letter of Transmittal must be directed to the Information and Exchange Agent at the address and telephone number set forth on the back page of this Letter of Transmittal. See Instruction 10 below.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

To U.S. Bank National Association:

The undersigned hereby tenders to the Company the principal amount or amounts of Existing Notes indicated in the tables above entitled “Description of Existing 2015 Notes Tendered” and “Description of Existing 2018 Notes Tendered (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Existing Notes indicated in such table).

The undersigned understands that the tenders made hereby will remain in full force and effect unless and until such tenders are validly withdrawn and revoked in accordance with the procedures set forth in the Prospectus. The undersigned understands that the tenders of Existing Notes may not be validly withdrawn or revoked after 11:59 p.m., New York City time, on _______, 2013, unless extended; provided, however, that the undersigned may withdraw any Existing Notes tendered in the Exchange Offers that are not accepted by the Company for exchange after the expiration of 40 business days from _______, 2013.

If the undersigned is not the registered holder of the Existing Notes indicated in the tables above entitled “Description of Existing 2015 Notes Tendered” and “Description of Existing 2018 Notes Tendered,” then the undersigned has obtained a properly completed irrevocable proxy and, if applicable, bond power that authorize the undersigned to execute and deliver this Letter of Transmittal and tender such Existing Notes on behalf of the registered holder thereof. The undersigned understands that any such proxy and bond power, if applicable, must be delivered with this Letter of Transmittal. For purposes of this Letter of Transmittal, “registered holder” means an owner of record of Existing Notes, as well as any DTC participant whose name appears on a security position listing as the holder of Existing Notes.

The undersigned understands that the Company’s obligation to consummate the Exchange Offers is conditioned upon, among other things, the effectiveness of the registration statement of which the Prospectus forms a part. The 2015 Exchange Offer is not conditioned on the consummation of the 2018 Exchange Offer and the Company may complete the 2015 Exchange Offer without completing the 2018 Exchange Offer. The 2018 Exchange Offer is not conditioned on the consummation of the 2015 Exchange Offer and the Company may complete the 2018 Exchange Offer without completing the 2015 Exchange Offer. Subject to applicable law, the Company may terminate or withdraw either Exchange Offer if any of the conditions are not satisfied or, if such condition is waivable by the Company, waived by the Expiration Date. The Company may also extend the Exchange Offer from time to time until the conditions are satisfied or waived. Although the Company has no present plans or arrangements to do so, it reserves the right to amend, modify or waive, at any time, the terms and conditions of the Exchange Offers (other than the registration conditions), subject to applicable law. The Company will give you notice of any amendments, modifications or waivers as and if required by applicable law.

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Subject to and effective upon the acceptance for exchange of the Existing Notes tendered with this Letter of Transmittal, the undersigned hereby (a) irrevocably sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all the Existing Notes that are being tendered hereby, waives any and all other rights with respect to such Existing Notes (including, without limitation, any existing or past defaults and their consequences in respect of the Existing Notes and the respective indentures under which the Existing Notes were issued) and (b) irrevocably appoints the Information and Exchange Agent as its true and lawful agent and attorney-in-fact (with full knowledge that the Information and Exchange Agent also acts as an agent of the Company) with respect to the tendered Existing Notes, with full power of substitution and resubstitution (such power of attorney deemed to be an irrevocable power coupled with an interest) to (i) deliver certificates representing the Existing Notes, or transfer ownership of the Existing Notes on the account books maintained by DTC, together with all accompanying evidences of transfer and authenticity, to or upon the order of the Company; and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Existing Notes, all in accordance with the terms and conditions of the Exchange Offers.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Existing Notes tendered hereby, and that the Existing Notes tendered were owned as of the date of tender, free and clear of all liens, charges, claims, encumbrances, interests and restrictions of any kind. The undersigned will, upon request, execute and deliver any additional documents deemed by the Information and Exchange Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Existing Notes tendered hereby.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

The undersigned understands that the delivery and surrender of the Existing Notes is not effective, and the risk of loss of the Existing Notes does not pass to the Information and Exchange Agent, until receipt by the Information and Exchange Agent of this properly completed and duly executed Letter of Transmittal (or a facsimile thereof), together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company or receipt of an Agent’s Message. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tendered Existing Notes pursuant to any of the procedures described above and the form and validity (including time of receipt of notices of withdrawal) of all documents will be determined by the Company, in its sole discretion, whose determination will be final and binding. The Company reserves the absolute right to reject any or all tenders of any Existing Notes determined by it not to be in proper form or if the acceptance of, or exchange for, such Existing Notes may, based on the advice of the Company’s counsel, be unlawful. The Company also reserves the absolute right, in its sole discretion, to waive or amend any condition to the Exchange Offers that it is legally permitted to waive or amend (other than the registration conditions and waive any defect or irregularity in any tender with respect to Existing Notes of any particular holder, whether or not similar defects or irregularities are waived in the case of other holders. In the event that a condition is waived with respect to any particular holder, the same condition will be waived with respect to all holders. The Company’s interpretation of the terms and conditions of the Exchange Offers (including the Letter of Transmittal and the instructions thereto) will be final and binding.

The undersigned further understands that:

1. the valid tender of Existing Notes pursuant to any of the procedures described in the Prospectus and in the instructions to this Letter of Transmittal constitutes the undersigned’s acceptance of the terms and conditions of the Exchange Offers; the Company will be deemed to have accepted for exchange validly tendered Existing Notes if, as and when the Company gives written notice thereof to the Information and Exchange Agent; the Company’s acceptance of the Existing Notes will constitute a binding agreement between the undersigned and the Company on the terms and subject to the conditions of the Exchange Offers;

2. the description of the Exchange Offers in this Letter of Transmittal is only a summary and is qualified in its entirety by all of the terms and conditions of the Exchange Offers set forth in the Prospectus and the Letter of Transmittal;

3. notwithstanding any other provisions of the Exchange Offers, or any extension of the Exchange Offers, the Company will not be required to deliver any consideration, and it may terminate the Exchange Offers or, at its option, modify, extend or otherwise amend the Exchange Offers, unless certain conditions, as described in “Description of the Exchange Offers – Conditions to the Exchange Offers” of the Prospectus, are satisfied or waived;

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4. tenders of Existing Notes made hereby may be validly withdrawn or revoked by written notice of withdrawal or revocation received by the Information and Exchange Agent at any time on or prior to the Expiration Date;

5. the Company will return at its expense all Existing Notes it does not exchange promptly following the Expiration Date;

6. In exchange for each $1,000 principal amount of Existing 2018 Notes that is tendered and accepted, holders of Existing 2018 Notes will receive $_______ principal amount of New Notes.

7. in exchange for each $1,000 principal amount of Existing 2015 Notes that is tendered and accepted, holders of Existing 2015 Notes will receive $_______ principal amount of New Notes;

8. in all cases, the Company will make appropriate adjustments to avoid exchanges of Existing Notes in a principal amount other than $1,000 and integral multiples of $1,000 and issuances of New Notes in a principal amount other than $1,000 or integral multiples of $1,000. The aggregate principal amount of New Notes to be issued to any holder in the Exchange Offers will be rounded to the nearest $1,000. Any fractional portion of New Notes will be paid in cash;

9. all holders whose Existing Notes are validly tendered and accepted will also receive a cash payment equal to the accrued and unpaid interest on their Existing Notes accepted for exchange from the last applicable interest payment date to but excluding the settlement date;

10. under the circumstances set forth in the Prospectus, the Company expressly reserves the right, in its sole discretion, to terminate the Exchange Offers at any time and from time to time, upon the occurrence, prior to the Expiration Date, of any of the events set forth in the Prospectus and to extend the period of time during which the Exchange Offers are open and thereby delay acceptance for exchange of, and exchange for, any Existing Notes by giving oral or written notice of such extension to the Information and Exchange Agent and making a public announcement thereof. During any such extension, all Existing Notes previously tendered previously delivered and not properly withdrawn will remain subject to the Exchange Offers and to the rights of a tendering holder to withdraw such holder’s Existing Notes;

11. the Company has advised the undersigned to consult with the undersigned’s own advisors as to the consequences of tendering Existing Notes pursuant to the Exchange Offers; and

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12. THE EXCHANGE OFFERS ARE BEING MADE SOLELY PURSUANT TO THE PROSPECTUS AND THE RELATED LETTER OF TRANSMITTAL AND ARE BEING MADE TO ALL HOLDERS. HOWEVER, IF THE COMPANY BECOMES AWARE OF ANY JURISDICTION IN WHICH THE MAKING OF THE EXCHANGE OFFERS OR THE TENDER OF EXISTING NOTES PURSUANT TO THE EXCHANGE OFFERS WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION, AND AFTER MAKING A GOOD FAITH EFFORT THE COMPANY CANNOT COMPLY WITH ANY SUCH LAW, THE EXCHANGE OFFERS WILL NOT BE MADE TO THE HOLDERS RESIDING IN THAT JURISDICTION.

The undersigned agrees to all of the terms and conditions of the Exchange Offers.

Unless otherwise indicated under “Special Payment and/or Issuance Instructions” below, please (i) issue the New Notes for any Existing Notes tendered hereby that are exchanged, (ii) issue a check for the cash payment equal to the accrued and unpaid interest on the Existing Notes accepted for exchange from the last applicable interest payment date to but excluding the settlement date, and/or (iii) return any certificates representing Existing Notes not tendered or not accepted for exchange, in each case in the name(s) of the holder(s) appearing in the tables above entitled “Description of Existing 2015 Notes Tendered” and “Description of Existing 2018 Notes Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail each of (a) the New Notes for any Existing Notes tendered hereby that are exchanged, (b) a check for the cash payment equal to the accrued and unpaid interest on the Existing Notes accepted for exchange from the last applicable interest payment date to but excluding the settlement date, and/or (c) return any certificates representing Existing Notes not tendered or not accepted for exchange (and any accompanying documents, as appropriate) to the address(es) of the holder(s) appearing under the tables above entitled “Description of Existing 2015 Notes Tendered” and “Description of Existing 2018 Notes Tendered.” The undersigned recognizes that the Company does not have any obligation pursuant to the Special Payment and/or Issuance Instructions to transfer any Existing Notes from the name of the holder thereof if the Company does not accept for exchange any of the Existing Notes so tendered.

THE COMPANY’S BOARD OF DIRECTORS HAS APPROVED THE EXCHANGE OFFERS. HOWEVER, NEITHER THE COMPANY, NOR ANY MEMBER OF ITS BOARD OF DIRECTORS OR THE INFORMATION AND EXCHANGE AGENT MAKES ANY RECOMMENDATION TO HOLDERS AS TO WHETHER THEY SHOULD TENDER OR REFRAIN FROM TENDERING THEIR EXISTING NOTES OR AS TO THE EXCHANGE RATIO AT WHICH ANY HOLDER MAY CHOOSE TO TENDER EXISTING NOTES. NEITHER THE COMPANY, NOR ANY MEMBER OF ITS BOARD OF DIRECTORS OR THE INFORMATION AND EXCHANGE AGENT HAS AUTHORIZED ANY PERSON TO MAKE ANY RECOMMENDATION WITH RESPECT TO THE EXCHANGE OFFERS.

HOLDERS SHOULD CAREFULLY EVALUATE ALL INFORMATION IN THE PROSPECTUS, CONSULT THEIR OWN INVESTMENT AND TAX ADVISORS AND MAKE THEIR OWN DECISIONS ABOUT WHETHER TO TENDER EXISTING NOTES AND, IF SO, THE AGGREGATE PRINCIPAL AMOUNT OF EXISTING NOTES TO TENDER.

PLEASE SIGN HERE

This Letter of Transmittal must be signed by the registered holder(s) of Existing Notes exactly as their name(s) appear(s) on certificate(s) for Existing Notes or, if tendered by a DTC participant exactly as such participant’s name appears on a security position listing as the owner of Existing Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Company of such person’s authority to so act. See Instruction 5 below.

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If the signature appearing below is not of the registered holder(s) of the Existing Notes, then the registered holder(s) must sign a valid proxy.

X

X

(Signature(s) of Holder(s) or Authorized Signatory)

Dated:

Name(s):

(Please Print)

Capacity:

Address:

(Including Zip Code)

Area Code and Telephone No.:

Tax Identification or Social Security Number:

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PLEASE COMPLETE THE SUBSTITUTE FORM W-9 HEREIN OR APPROPRIATE FORM W-8

SIGNATURE GUARANTEE

(See Instructions 1 and 6 below)

(Name of Medallion Signature Guarantor Guaranteeing Signature)

(Address (including zip code) and Telephone Number (including area code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)

Dated:

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SPECIAL PAYMENT AND/OR ISSUANCE INSTRUCTIONS

(See Instructions 1, 4, 5, 6 and 7)

To be completed ONLY if certificates for Existing Notes in a principal amount not tendered or not accepted for exchanged, New Notes issued in exchange for Existing Notes, and/or checks for a cash payment equal to the accrued and unpaid interest on the Existing Notes accepted for exchange from the last applicable interest payment date to but excluding the settlement date are to be issued to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal.

Issue  ☐ Existing Note Certificate(s)

  ☐ New Note Certificate(s)

  ☐ Check to:

Name:

(Please Print)

Address:

(Please Print)

(Zip Code)

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Taxpayer Identification or Social Security Number

(See Substitute Form W-9 herein)

☐	Credit Notes delivered by book-entry transfer and not exchanged to the account set forth below:

Account Number:

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 4, 5, 6 and 7)

To be completed ONLY if certificates for Existing Notes in a principal amount not tendered or not accepted for exchange, New Notes issued in exchange for Existing Notes, and/or checks for a cash payment equal to the accrued and unpaid interest on the Existing Notes accepted for exchange from the last applicable interest payment date to but excluding the settlement date are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or to an address different from that shown in the tables above entitled “Description of Existing 2015 Notes Tendered” and “Description of Existing 2018 Notes Tendered” within this Letter of Transmittal.

Issue  ☐ Existing Note Certificate(s)

  ☐ New Note Certificate(s)

  ☐ Check to:

Name:

(Please Print)

Address:

(Please Print)

(Zip Code)

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INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offers

1. Guarantee of Signatures.  Signatures must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program (a “Medallion Signature Guarantor”), unless the Existing Notes tendered are tendered and delivered (a) by a registered holder of Existing Notes (or by a participant in DTC whose name appears on a security position listing as the owner of such Existing Notes) who has not completed any of the boxes entitled “Special Payment and/or Issuance Instructions” or “Special Delivery Instructions” on this Letter of Transmittal, or (b) for the account of a member firm of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an “Eligible Institution”). If the Existing Notes not accepted for exchange are to be returned to a person other than the registered holder, then the signatures on this Letter of Transmittal accompanying the tendered Existing Notes must be guaranteed by a Medallion Signature Guarantor. Beneficial owners whose Existing Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender Existing Notes with respect to Existing Notes so registered. See “Description of the Exchange Offers — Procedures for Tendering Existing Notes” in the Prospectus.

2. Requirements of Tender.  This Letter of Transmittal is to be completed by holders of Existing Notes if certificates representing such Existing Notes are to be forwarded herewith, pursuant to the procedures set forth in the Prospectus under in “Description of the Exchange Offers — Procedures for Tendering Existing Notes.” For a holder to validly tender Existing Notes pursuant to the Exchange Offers, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), together with any signature guarantees and any other documents required by these instructions, must be received by the Information and Exchange Agent at its address set forth herein on or prior to the Expiration Date and certificates representing such Existing Notes must be received by the Information and Exchange Agent at its address.

Letters of Transmittal and Existing Notes must be sent to the Information and Exchange Agent. Letters of Transmittal and Existing Notes sent to the Company or DTC will not be forwarded to the Information and Exchange Agent and will not be deemed validly tendered by the holder thereof.

The method of delivery of Existing Notes, the Letter of Transmittal and all other required documents to the Information and Exchange Agent is at the election and risk of the holder tendering Existing Notes. Delivery of such documents will be deemed made only when actually received by the Information and Exchange Agent. If such delivery is by mail, it is suggested that the holder use properly insured, registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Information and Exchange Agent on or prior to the Expiration Date. No alternative, conditional or contingent tenders of Existing Notes will be accepted.

3. Withdrawal of Tenders; Amendment and Extension.  A tender of Existing Notes may be withdrawn in the Exchange Offers at any time prior to the Expiration Date and, if not previously accepted for exchange, after the expiration of 40 business days from _______, 2013. Except as otherwise provided in this Letter of Transmittal or in the Prospectus, tenders of Existing Notes pursuant to the Exchange Offers are irrevocable.

If, for any reason whatsoever, acceptance for exchange of, or exchange for, any Existing Notes tendered pursuant to the Exchange Offers is delayed (whether before or after the Company’s acceptance for exchange of Existing Notes) or the Company is unable to accept for payment or pay for the Existing Notes tendered pursuant to the Exchange Offers, the Company may (without prejudice to its rights set forth herein) instruct the Information and Exchange Agent to retain tendered Existing Notes, and such Existing Notes may not be withdrawn (subject to Exchange Act Rule 14e-1(c), which requires that an offeror pay the consideration or return the securities deposited by or on behalf of the investor promptly after the termination or withdrawal of a tender offer).

For a withdrawal of a tender to be effective, a written or facsimile transmission notice of withdrawal, or a properly transmitted “request message” through ATOP, must be received by the Information and Exchange Agent prior to the expiration date at its address listed on the back cover of this prospectus. Any such written or facsimile-transmitted notice must (a) specify the name of the tendering holder of Existing Notes; (b) bear a description of the Existing Notes to be withdrawn; (c) specify, in the case of Existing Notes tendered by physical delivery of certificates for those Existing Notes, the certificate numbers shown on the particular certificates evidencing those Existing Notes; (d) specify the aggregate principal amount represented by those Existing Notes; (e) specify, in the case of Existing Notes tendered by physical delivery of certificates for those Existing Notes, the name of the registered holder, if different from that of the tendering holder, or specify, in the case of Existing Notes tendered by book-entry transfer, the name and number of the account at DTC to be credited with the withdrawn Existing Notes; (f) specify, in the case of Existing Notes tendered by physical delivery of certificates for those Existing Notes, mailing instructions for the return of such Existing Notes to the tendering holder; and (g) be signed by the holder of those Existing Notes in the same manner as the original signature on the Letter of Transmittal, including any required signature guarantees, or be accompanied by evidence satisfactory to us that the person withdrawing the tender has succeeded to the beneficial ownership of those Existing Notes. Withdrawal of tenders of Existing Notes may not be rescinded, and any Existing Notes validly withdrawn will thereafter be deemed not to have been validly tendered for purposes of the Exchange Offers. Validly withdrawn Existing Notes may, however, be re-tendered and re-submitted by again following the procedures described in “Description of the Exchange Offers — Procedures for Tendering Existing Notes” in the Prospectus, at any time on or prior to the Expiration Date.

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Any Existing Notes that have been tendered pursuant to the Exchange Offers but that are not exchanged will be returned to the holder thereof without cost to such holder promptly following the earlier to occur of the Expiration Date or the date on which the Exchange Offers are terminated without any Existing Notes being exchanged thereunder.

All questions as to the validity, form and eligibility (including time of receipt) of notices of withdrawal will be determined by the Company, in the Company’s sole discretion (whose determination shall be final and binding).

None of the Company, the Information and Exchange Agent or any other person is under any duty to give notification of any defects or irregularities in any notice of withdrawal, or will incur any liability for failure to give any such notification.

The Company reserves the right, in its absolute discretion, by giving oral or written notice to the Information and Exchange Agent, to, subject to applicable law, extend the Exchange Offers; terminate the Exchange Offers if a condition to its obligation to exchange Existing Notes for New Notes is not satisfied or waived on or prior to the Expiration Date; and amend or modify the Exchange Offers, or waive any condition to the Exchange Offers other than the registration conditions.

If the Company makes a material change in the terms of the Exchange Offers or the information concerning the Exchange Offers, or waives a material condition of the Exchange Offers, the Company will promptly disseminate disclosure regarding the changes to the Exchange Offers and extend the Exchange Offers, if required by law.

4. Partial Tenders.  Tenders of Existing Notes pursuant to the Exchange Offers will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. If less than the entire principal amount of any Existing Notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the principal amount tendered in the columns entitled “Principal Amount of Existing 2015 Notes Tendered” and “Principal Amount of Existing 2018 Notes Tendered” in the tables above entitled “Description of Existing 2015 Notes Tendered” and “Description of Existing 2018 Notes Tendered.” The entire principal amount represented by the certificates for all Existing Notes delivered to the Information and Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Existing Notes is not tendered or not accepted for exchange, certificates for the principal amount of Existing Notes not tendered or not accepted for exchange will be sent to the holder unless otherwise provided in the appropriate box in this Letter of Transmittal (see Instruction 6) promptly after the Existing Notes are accepted for exchange.

5. Signatures on this Letter of Transmittal, Bond Powers and Endorsement; Guarantee of Signatures.  If this Letter of Transmittal is signed by the registered holder(s) of the Existing Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

IF THIS LETTER OF TRANSMITTAL IS EXECUTED BY A HOLDER OF EXISTING NOTES WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A VALID PROXY, WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR, UNLESS THE SIGNATURE IS THAT OF AN ELIGIBLE INSTITUTION.

If any of the Existing Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign the Letter of Transmittal. If any tendered Existing Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

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If this Letter of Transmittal is signed by the registered holder, the certificates for any principal amount of Existing Notes not tendered or accepted for exchange are to be issued (or if any principal amount of Existing Notes that is not tendered or not accepted for exchange is to be reissued or returned) to, and checks for the cash payment equal to the accrued and unpaid interest on the Existing Notes accepted for exchange from the last applicable interest payment date to but excluding the settlement date are to be issued to the order of the registered holder, then the registered holder need not endorse any certificates for tendered Existing Notes, nor provide a separate bond power. In any other case (including if this Letter of Transmittal is not signed by the registered holder), the registered holder must either properly endorse the certificates for Existing Notes tendered or transmit a separate properly completed bond power with this Letter of Transmittal, in either case, executed exactly as the names of the registered holders appear on such Existing Notes, with the signature on the endorsement or bond power guaranteed by a Medallion Signature Guarantor, unless such certificates or bond powers are executed by an Eligible Institution. See Instruction 1.

If this Letter of Transmittal or any certificates of Existing Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing. The proper evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

When this Letter of Transmittal is signed by the registered holders of the Existing Notes listed and transmitted hereby, no endorsements of Existing Notes or separate instruments of transfer are required unless New Notes are to be issued, or Existing Notes not tendered or exchanged are to be issued, to a person other than the registered holder(s), in which case the signatures on such Existing Notes or instruments of transfer must be guaranteed by a Medallion Signature Guarantor.

Endorsements on certificates for Existing Notes, signatures on bond powers and proxies provided in accordance with this Instruction 5 by registered holders not executing this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor. See Instruction 1.

6. Special Payment and/or Issuance Instructions and Special Delivery Instructions.  Tendering holders should indicate in the applicable box or boxes the name and address to which Existing Notes for principal amounts not tendered or not accepted for exchange, any checks for the cash payment equal to the accrued and unpaid interest on the Existing Notes accepted for exchange from the last applicable interest payment date to but excluding the settlement date, and any certificates representing Existing Notes not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the registered holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Existing Notes not tendered or not accepted for exchange will be returned to the registered holder of the Existing Notes tendered.

7. Transfer Taxes.  The Company will pay all transfer taxes applicable to the exchange and transfer of Existing Notes pursuant to the Exchange Offers, except in the case of deliveries of certificates for Existing Notes for principal amounts not tendered or not accepted for exchange that are registered or issued in the name of any person other than the registered holder of Existing Notes tendered hereby. Except as provided in this Instruction 7, it will not be necessary for transfer stamps to be affixed to the certificates listed in this Letter of Transmittal.

8. Irregularities.  All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tendered Existing Notes pursuant to any of the procedures described in this Letter of Transmittal and in “Description of the Exchange Offers — Procedures for Tendering Existing Notes” in the Prospectus, and the form and validity (including time of receipt of notices of withdrawal) of all documents will be determined by the Company in its sole discretion, which determination will be final and binding, absent a finding to the contrary by a court of competent jurisdiction. The Company reserves the absolute right to reject any or all tenders of any Existing Notes determined by the Company not to be in proper form, or if the acceptance of or exchange of such Existing Notes may, in the opinion of counsel of the Company, be unlawful or result in a breach of contract. A waiver of any defect or irregularity with respect to the tender of one Existing Note shall not constitute a waiver of the same or any other defect or irregularity with respect to the tender of any other Existing Note.

Your tender of Existing Notes will not be deemed to have been validly made until all defects or irregularities in your tender and delivery have been cured or waived. None of the Company, the Information and Exchange Agent or any other person or entity is under any duty to give notification of any defects or irregularities in any tender or withdrawal of any Existing Notes, or will incur any liability for failure to give any such notification.

9. Waiver of Conditions.  The Company expressly reserves the absolute right, in its sole discretion, to waive any of the conditions of the Exchange Offers in the case of any Existing Notes tendered, in whole or in part, at any time and from time to time, other than the registration conditions. If a condition is waived with respect to one tender delivered, the same condition will be waived with respect to all tenders delivered.

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10. Requests for Assistance or Additional Copies.  Questions relating to the procedure for tendering Existing Notes and requests for assistance or additional copies of the Prospectus and this Letter of Transmittal may be directed to, and additional information about the Exchange Offers may be obtained from, the Information and Exchange Agent, whose respective addresses and telephone numbers appear on the last page hereto.

11. Important Tax Information.  To prevent backup withholding of United States federal income tax, each tendering holder is required to provide the Information and Exchange Agent with the holder’s correct taxpayer identification number (“TIN”) and certain other information or must establish another basis for exemption from backup withholding.

A tendering holder that is a United States person (a “U.S. Holder”) should complete the Substitute Form W-9 (the “Form”), which is provided below. Generally, a U.S. Holder’s TIN will be such holder’s social security or U.S. federal employer identification number. A U.S. Holder must cross out item (2) under Part III of the Form if such holder is subject to backup withholding. A U.S. Holder should write “Applied For” in the box in Part I of the Form if the tendering U.S. Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the holder furnishes the Information and Exchange Agent with its TIN within 60 days of the applicable payment date, the amounts retained during the 60-day period will be remitted to the holder. If, however, the Information and Exchange Agent does not receive a TIN within 60 days of the applicable payment date, the withheld amount will be remitted to the Internal Revenue Service (“IRS”). Exempt U.S. Holders that are United States persons should furnish their TIN, write “Exempt” in Part II of the Form, and sign, date and return the Form to the Information and Exchange Agent. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for further detailed instructions and information.

A holder that is not a United States person, including a foreign entity, generally is exempt from backup withholding. In order to establish an exemption, a holder that is a foreign person must submit to the Information and Exchange Agent an appropriate, properly completed IRS Form W-8 signed under penalties of perjury, certifying to that holder’s foreign status. An appropriate IRS Form W-8 can be obtained from the Information and Exchange Agent or directly from the IRS at its Internet site at http://www.irs.gov. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for further detailed instructions and information.

Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld, and, if withholding results in an overpayment of U.S. federal income tax, a refund may be obtained from the IRS, provided the required information is timely furnished to the IRS. Holders should consult their tax advisors with respect to such holder’s qualification for exemption from backup withholding and the procedure for obtaining such exemption, if available.

Failure to provide the correct information on the proper form may subject a holder to a 28% federal income tax backup withholding on payments made to such holder in respect of the tendered Existing Notes. In addition, the IRS may impose a $50 fine for failure to provide a holder’s correct TIN. Failure to comply truthfully with the backup withholding requirements may result in the imposition of criminal and/or civil fines and penalties.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR, FOR ELIGIBLE INSTITUTIONS, A MANUALLY SIGNED FACSIMILE OF THIS LETTER OF TRANSMITTAL), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OTHER REQUIRED DOCUMENTS AND CERTIFICATES FOR TENDERED EXISTING NOTES, MUST BE RECEIVED BY THE INFORMATION AND EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

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SUBSTITUTE FORM W-9

(See Instruction 11 and Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9)

PAYER’S NAME: U.S. BANK NATIONAL ASSOCIATION

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payor’s Request for Taxpayer Identification Number

Part I — Taxpayer Identification Number — For all accounts, enter taxpayer identification number in the box at right. (For most individuals, this is your social security number. If you do not have a number, see Obtaining a Number in the enclosed Guidelines .) Certify by signing and dating below.

       Note: If the account is in more than one name, see chart in the enclosed Guidelines to determine which number to give the payer.

Social Security Number OR Employer Identification Number (If awaiting Taxpayer Identification Number, write (“Applied For”))

Part II — For Payees exempt from backup withholding, see the enclosed Guidelines and complete as instructed therein.

Check appropriate box:

Individual /sole proprietor   ☐      C Corporation    ☐ S Corporation    ☐

Partnership  ☐           Trust/estate  ☐

☐      Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶ ______________________________

☐      Other (specify) ▶ ______________________________

Name:

Address:

City, State and Zip Code:

Part III — Certification — Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. citizen or other U.S. person.

Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines .)

Signature Date

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YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE

“APPLIED FOR” IN PART I OF THIS SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part III of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me thereafter will be subject to a 28% backup withholding tax until I provide a properly certified taxpayer identification number.

Signature                             Date

NOTE:	FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

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GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER OF SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. — Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

Give the SOCIAL
SECURITY number
For this type of account:		of —
1.	An individual’s account	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4.	(a) The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)

4.	(b) So-called trust account that is not a legal or valid trust under state law	The actual owner(1)

5.	Sole proprietorship or disregarded entity owned by an individual	The owner(3)

6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*

Give the EMPLOYER
IDENTIFICATION number
For this type of account		of —
7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(4)

9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation or the LLC

10.	Partnership or multi-member LLC treated as a partnership	The partnership or the LLC

11.	Association, club, religious, charitable, or other tax-exempt organization	The organization

12.	A broker or registered nominee	The broker or nominee

13.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives an agricultural program payment	The public entity

14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

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(1)	List and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	Show the name of the individual owner. The name of the business or the “doing business as” name may also be entered. Either the social security number or the employer identification number may be used, but the IRS encourages the use of the social security number.

(4)	List and circle the name of the legal trust, estate, or pension trust.
*	Note. Grantor also must provide a Form W-9 to trustee of trust.

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GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER OF SUBSTITUTE FORM W-9

(continued)

Obtaining a Number

If you don’t have a TIN or you don’t know your number, apply for one immediately. For United States persons, your TIN is generally your social security number or employer identification number. To apply for a social security number, obtain Form SS-5, Application for a Social Security Number Card at the local office of the Social Security Administration. To apply for an employer identification number, obtain Form SS-4, Application for Employer Identification Number. If you are a resident alien and do not have and are not eligible to get a social security number, your TIN is your Internal Revenue Service individual taxpayer identification number. If you do not have an individual taxpayer identification number, use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for one. You can obtain Forms SS-4 and W-7 from the Internal Revenue Service by calling 1-800-TAX-FORM (1-800-829-3676) or from the Internal Revenue Service’s internet Web Site at www.irs.gov . Section references in these guidelines refer to sections under the Internal Revenue Code of 1986, as amended.

If you do not have a TIN, write “Applied For” in the space for the TIN. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL dividend and interest payments and on broker transactions include the following:

•	an organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under section 403(b)(7) that meets the requirements of Section 401(f)(2);

•	the United States or any agency or instrumentality thereof;

•	a state, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof;

•	a foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof; or

•	an international organization or any agency, or instrumentality thereof.

Other payees that may be exempt from backup withholding include:

•	a corporation;

•	a dealer in securities or commodities registered in the United States, the District of Columbia or in a possession of the United States;

•	a futures commission merchant registered with the Commodity Futures Trading Commission;

•	a real estate investment trust;

•	a common trust fund operated by a bank under section 584(a);

•	an entity registered at all times under the Investment Company Act of 1940;

•	a foreign central bank of issue;

•	a financial institution;

•	a middleman known in the investment community as a nominee or custodian; or

•	a trust exempt from tax under section 664 or described in section 4947.

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EXEMPT PAYEES DESCRIBED ABOVE SHOULD FILE THE SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. COMPLETE THE SUBSTITUTE FORM W-9 AS FOLLOWS: ENTER YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART II OF THE FORM, SIGN, DATE AND RETURN THE FORM TO THE INFORMATION AND EXCHANGE AGENT.

Special Rule for Partnerships.  Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ shares of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person and pay withholding tax. Therefore, if you are a United States person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income. The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

•	The U.S. owner of a disregarded entity and not the entity;

•	The U.S. grantor or other owner of a grantor trust and not the trust; and

•	The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Privacy Act Notice.  Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number.   If you fail to furnish your taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to a reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding.   If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information.   Willfully falsifying certificates or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of Taxpayer Identification Numbers.   If a requestor discloses or uses taxpayer identification numbers in violation of Federal law, it may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

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Any questions or requests for assistance or additional copies of this Letter of Transmittal or the Prospectus may be directed to the Information and Exchange Agent at the telephone numbers and locations listed below. You may also contact your broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Exchange Offers.

The Information and Exchange Agent for the Exchange Offers is:

U.S. Bank National Association

By Hand, Registered or Certified Mail or Overnight Courier:

U.S. Bank National Association

Attention: Specialized Finance

60 Livingston Avenue

Mail Station—EP-MN-W52N

St. Paul, Minnesota 55107-2292

By Facsimile:

(651) 495-8158

Confirm by Telephone or for More Information:

(800) 934-6802

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